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                                                                   EXHIBIT 10.25

                        AMENDMENT TO ALLIANCE AGREEMENT -
                      PRODUCTION OPERATIONS AND MAINTENANCE
                                    SERVICES


THIS AMENDMENT to that certain Alliance Agreement -- Production Operations and Maintenance Services, by and between Production Management Industries, a Louisiana corporation ("PMI") and Energy Partners, Ltd., a Delaware corporation ("EPL"), dated June 4, 1998 (the "Agreement"), dated May 17, 2000, hereby amends the Agreement to add the following provision:

18.0     DRUG TESTING

         It is understood that all of CONTRACTOR'S employees, agents, subcontractors and officers shall be subject to drug testing by OPERATOR during the performance of any work for OPERATOR, including but not limited to, periodic testing, random testing, reasonable cause testing and post accident testing. CONTRACTOR specifically agrees to comply with all OPERATOR and government regulations concerning drug testing and screening, and further assumes all responsibility for any failure to do so. CONTRACTOR certifies that it currently has in force a drug testing program that complies with government regulations and agrees to submit certified proof of compliance with government drug screening regulations on a periodic basis, not less than semi-annually. Entry onto OPERATOR'S premises constitutes consent to a search of the person and his/her personal effects, including without limitation, packages, briefcases, purses and lunch boxes. Refusal to cooperate will be cause for not allowing individual on OPERATOR's premises.

This Amendment may be executed in counterparts, with all counterparts taken together having the same effect as if both parties had signed the same instrument.

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ENERGY PARTNERS, LTD.                  PRODUCTION MANAGEMENT
                                            INDUSTRIES

By: /s/ RICHARD A. BACHMANN            By: /s/ MICHAEL S. COFFULT
   -----------------------------           ----------------------------

Name:   Richard A. Bachmann            Name:   Michael S. Coffult
     ---------------------------             --------------------------

Title:  President                      Title:  V.P. Contract Ops
      --------------------------              -------------------------

Date:   5-17-00                        Date:   5-15-00
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